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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2003

IMH ASSETS CORP. (as company under an Indenture, dated as of June 30, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2003-7)

                                IMH ASSETS CORP.
                                ----------------
             (Exact name of registrant as specified in its charter)


           California                333-103591                 33-0705301
  ----------------------------       -----------              ----------------
  (State or Other Jurisdiction       (Commission              (I.R.S. Employer
        of Incorporation)            File Number)            Idenfication No.)

1401 Dove Street
Newport Beach, California                                      92660
---------------------                                         ----------
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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Item 5. OTHER EVENTS.

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Commission on May 15, 2003) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003 and April 21, 2003 as such
         Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-103591) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2003-7, and shall be deemed to be part hereof and thereof.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS.

              Not applicable.

(B)      PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

(c)      EXHIBITS



                  ITEM 601(a) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.           DESCRIPTION
-----------       -----------           -----------
1                 23                    Consent of KPMG LLP, independent
                                        auditors of Ambac Assurance
                                        Corporation with respect to the IMH
                                        Assets Corp., Collateralized
                                        Asset-Backed Bonds, Series 2003-7.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        IMH ASSETS CORP.


                                        By:  /s/ Richard J. Johnson
                                            ----------------------------
                                        Name:    Richard J. Johnson
                                        Title:   Chief Financial Officer


Dated: June 26, 2003



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                                  EXHIBIT INDEX


                Item 601 (a) of    Sequentially
Exhibit         Regulation S-K     Numbered
Number          Exhibit No.        Description                Page
------          -----------        -----------                ----

1                    23            Independent Auditors'      6
                                   Consent